Exhibit 8.1

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Atronic Australia Pty Ltd.	Australia	2,000	100	Atronic Australien GmbH

Atronic Australien GmbH	Germany	573	100	International Game Technology PLC

Banca ITB S.p.A. ***	Italy	25,120	13.33	Lottomatica Holding S.r.l.

Big Easy S.r.l.	Italy	2,300	51	Lottomatica Videolot Rete S.p.A.

CartaLis Imel S.p.A.	Italy	10,000	85	Lottomatica Italia Servizi S.p.A.

Consel Consorzio Elis ***	Italy	51	0.1	Lottomatica Holding S.r.l.

Consorzio Lotterie Nazionali	Italy	7,500	63	Lottomatica Holdings S.r.l.

D&D Electronic & Software GmbH ***	Germany	26	50	GTECH Germany GmbH

Easy Nolo S.p.A. ***	Italy	1,900	10	Lottomatica Italia Servizi S.p.A.

Grips RSA	South Africa	**	100	GTECH Austria GmbH

GTECH Austria GmbH f/k/a Spielo International Austria GmbH	Austria	300	100	GTECH Germany GmbH

GTECH Canada ULC f/k/a Spielo International Canada ULC	Nova Scotia, Canada	54,261	100	International Game Technology PLC

GTECH German Holdings Corporation GmbH	Germany	25	100	International Game Technology PLC

GTECH Germany GmbH f/k/a Spielo International Germany GmbH	Germany	302	100	GTECH German Holdings Corporation GmbH

GTECH Monaco S.A.M. f/k/a Spielo International Monaco S.A.M.	Monaco	150	98	GTECH Austria GmbH

GTECH Peru S.A. f/k/a Spielo International Peru S.A.	Peru	31,565.442	98	GTECH Germany GmbH

GTECH USA, LLC f/k/a Spielo International USA, LLC	Nevada, USA	19,992	100	International Game Technology PLC

International Game Technology	Nevada	10,001,000	100	International Game Technology PLC

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

LIS Istituto di Pagamento S.p.A.	Italy	1,000	100	Lottomatica Italia Servizi S.p.A.

Lotterie Nazionali S.r.l.	Italy	31,000	64	Lottomatica Holding S.r.l.

Lottomatica S.p.A.	Italy	50	100	Lottomatica Holding S.r.l.]

Lottomatica Giochi e Partecipazioni S.r.l.	Italy	10	100	International Game Technology PLC

Lottomatica Holding S.r.l.	Italy	23,392	100	International Game Technology PLC

Lottomatica Italia Servizi S.p.A.	Italy	2,582	100	Lottomatica Holding S.r.l.

Lottomatica Scommesse S.r.l.	Italy	20,000	100	Lottomatica Holding S.r.l.

Lottomatica Videolot Rete S.p.A.	Italy	3,226	100	Lottomatica Holding S.r.l.

Neurosoft S.A.***	Greece	8,750	16.58	International Game Technology PLC

Optima Gaming Service S.r.l.	Italy	10	100	Lottomatica Videolot Rete S.p.A.

PCC Giochi e Servizi S.p.A.	Italy	21,000	100	Lottomatica S.p.A.

Ringmaster S.r.l. ***	Italy	10	50	Lottomatica Holding S.r.l.

SED Multitel S.r.l.	Italy	800	100	Lottomatica Holding S.r.l.

Spielo International Argentina S.r.l.	Argentina	44.3	86.45	GTECH Germany GmbH

Spielo International Italy S.r.l.	Italy	1,000	100	Lottomatica Holding S.r.l.

Technology and Security Printing S.r.l. ***	Italy	10	50	PCC Giochi e Servizi S.p.A.

GTECH Holdings Corporation	Delaware, USA	3,358,895.382	100	Invest Games S.à r.l.

GTECH Corporation	Delaware, USA	**	100	GTECH Holdings Corporation

Anguilla Lottery and Gaming Company, Ltd.	Anguilla	10	100	Leeward Islands Lottery Holding Company, Inc.

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Antigua Lottery Company, Ltd.	Antigua	**	100	Leeward Islands Lottery Holding Company, Inc.

BG Monitoring Center Holding Company Limited	Cyprus	US$20	100	GTECH Global Services Corporation Limited

Beijing GTECH Computer Technology Company Ltd.	China (PRC)	US$1,750	100	GTECH Foreign Holdings Corporation

BillBird S.A.	Poland	4,490.368	100	GTECH Global Services Corporation Limited

Business Venture Investments No 1560 Proprietary Limited	South Africa	**	100	GTECH Global Services Corporation Limited

CLS-GTECH Company Limited ***	British Virgin Islands	US$25,689.9	50	GTECH Global Services Corporation Limited

CLS-GTECH Technology (Beijing) Co., Ltd. ***	China (PRC)	US$6,500	100	CLS-GTECH Company Limited

Cam Galaxy Group Ltd.	United Kingdom	100	100	GTECH Corporation

Caribbean Lottery Services, Inc.	U.S. Virgin Islands	**	100	Leeward Islands Lottery Holding Company, Inc.

Data Transfer Systems, Inc.	Delaware, USA	**	100	GTECH Corporation

Dreamport, Inc.	Delaware, USA	**	100	GTECH Corporation

Dreamport do Brasil Ltda.	Brazil	3,534.113	100	Dreamport, Inc. (99.75%); GTECH Foreign Holdings Corporation (0.25%)

Dreamport Suffolk Corporation	Delaware, USA	**	100	GTECH Corporation

Europrint (Games) Limited	United Kingdom	20	100	Europrint Holdings Ltd.

Europrint Holdings Limited	United Kingdom	90.908	100	Cam Galaxy Group (40%); JSJ Ltd. (60%)

Europrint (Promotions) Limited	United Kingdom	**	100	Europrint Holdings Ltd.

GTECH Asia Corporation	Delaware, USA	**	100	GTECH Corporation

GTECH Australasia Corporation	Delaware, USA	**	100	GTECH Corporation

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

GTECH Avrasya Teknik Hizmetler Ve Musavirlik A.S.	Turkey	280	99.6	GTECH Corporation

GTECH Brasil Ltda.	Brazil	96,582.428	100	GTECH Corporation (99.75%); GTECH Foreign Holdings Corporation (0.25%)

GTECH Colombia Ltda.	Colombia	6,884,500	100	GTECH Global Services Corporation Limited (99.998%); GTECH Comunicaciones Colombia Ltda. (.001%); Maria Clara Martinez (.001%) (Nominee share)

GTECH Comunicaciones Colombia Ltda.	Colombia	1,408,043	100	GTECH Foreign Holdings Corporation (99.99%); Alvaro Rivas (.01%) (Nominee share)

GTECH Corporation	Utah, USA	**	100	GTECH Corporation

GTECH Cote d’Ivoire	Ivory Coast	1,000	100	GTECH Foreign Holdings Corporation

GTECH Czech Services s.r.o.	Czech Republic	1,000	100	GTECH Global Services Corporation Limited (98%); GTECH Ireland Operations Limited (2%)

GTECH Czech Republic, LLC (2)	Delaware, USA	3,000	37	GTECH Corporation

GTECH Far East Pte Ltd	Singapore	25	100	GTECH Global Services Corporation Limited

GTECH Foreign Holdings Corporation	Delaware, USA	**	100	GTECH Corporation

GTECH France SARL	France	8	100	GTECH Foreign Holdings Corporation

GTECH (Gibraltar) Limited f/k/a Spielo International (Gibraltar) Limited	Gibraltar	**	100	GTECH (Gibraltar) Holdings Limited

GTECH (Gibraltar) Holdings Limited f/k/a St. Enodoc Holdings Limited	Gibraltar	15.701	100	GTECH Global Services Corporation Limited

GTECH GmbH	Germany	500	100	GTECH Global Services Corporation Limited

GTECH Global Lottery S.L.	Spain	8.8088	100	GTECH Global Services Corporation Limited

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

GTECH Global Services Corporation Limited	Cyprus	US$486,574.326	100	GTECH Corporation

GTECH Indiana, LLC	Indiana, USA	**	100	GTECH Corporation

GTECH India Private Limited f/k/a Springboard Technologies Private Limited	India	100	100	GTECH Global Services Corporation Limited (99.99%); GTECH Far East Pte Ltd. (0.01%)

GTECH Ireland Operations Limited	Ireland	100	100	GTECH Global Services Corporation Limited

GTECH Latin America Corporation (3)	Delaware, USA	**	80	GTECH Corporation; Computers and Controls (Holdings) Limited (20%)

GTECH Malta Holdings Limited f/k/a Boss Holdings Ltd.	Malta	15	99.99	GTECH Sweden Interactive AB

GTECH Malta Casino Limited f/k/a Boss Media Malta Casino Ltd.	Malta	80	99.99	GTECH Malta Holdings Limited

GTECH Malta Poker Limited f/k/a Boss Media Malta Poker Ltd.	Malta	40	99.99	GTECH Malta Holdings Limited

GTECH Management P.I. Corporation	Delaware, USA	**	100	GTECH Corporation

GTECH Mexico S.A. de C.V.	Mexico	50,000	100	GTECH Corporation (99.656696%); GTECH Foreign Holdings Corporation (0.343297%); GTECH Latin America Corporation (0.000007%)

GTECH Northern Europe Corporation	Delaware, USA	**	100	GTECH Corporation

GTECH Poland Sp. z o.o.	Poland	52,382	100	GTECH Corporation

GTECH Rhode Island LLC	Rhode Island, USA	**	100	GTECH Corporation

GTECH SAS	Colombia	25,000	100	GTECH Global Services Corporation Limited (80%); GTECH Comunicaciones Ltda. (10%); GTECH Foreign Holdings Corporation (10%)

GTECH Servicios de México, S. de R.L. de C.V.	Mexico	**	100	GTECH Corporation (99.9%); GTECH Foreign Holdings Corporation (0.1%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

GTECH Slovakia Corporation	Delaware, USA	**	100	GTECH Corporation

GTECH Southern Africa (Pty) Ltd.	South Africa	**	100	GTECH Corporation

GTECH Spain S.A. f/k/a G2 Gaming Spain, S.A.	Spain	101	100	GTECH Global Lottery S.L.

GTECH Sports Betting Solutions Limited	United Kingdom	**	100	GTECH Global Services Corporation Limited

GTECH Sweden AB	Sweden	100	100	GTECH Global Services Corporation Limited

GTECH Sweden Interactive AB f/k/a Boss Media AB	Sweden	1,141.3	100	GTECH Global Services Corporation Limited

GTECH Sweden Investment AB f/k/a Boss Media Investment AB	Sweden	300	100	GTECH Sweden Interactive AB

GTECH U.K. Limited	United Kingdom	200	100	GTECH Corporation

GTECH UK Games Limited f/k/a SI Games UK Limited	United Kingdom	**	100	GTECH Sweden Interactive AB

GTECH UK Interactive Limited f/k/a Spielo International UK Limited	United Kingdom	1.172	100	GTECH Sports Betting Solutions Limited

GTECH Ukraine	Ukraine	9,548.63029	100	GTECH Asia Corporation (99%); GTECH Management P.I. Corporation (1%)

GTECH VIA DR, SAS	Dominican Republic	300	100	GTECH Global Services Corporation Limited (99.9997%); GTECH Ireland Operations Limited (0.0003%)

GTECH WaterPlace Park Company, LLC	Delaware, USA	**	100	GTECH Corporation

GTECH West Africa Lottery Limited	Nigeria	10,000	100	GTECH Global Services Corporation Limited (75%); GTECH Ireland Operations Limited (25%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

GTECH Worldwide Services Corporation	Delaware, USA	**	100	GTECH Corporation

Innoka Oy	Finland	16.2	81	GTECH Global Services Corporation Limited

Interactive Games International Limited	United Kingdom	**	100	Europrint Holdings Ltd.

JSJ Ltd.	United Kingdom	690	100	GTECH Corporation

Leeward Islands Lottery Holding Company, Inc.	St. Kitts & Nevis	13,600	100	GTECH Global Services Corporation Limited

Lottery Equipment Company	Ukraine	**	100	GTECH Asia Corporation (99.994%); GTECH Management P.I. Corporation (.006%)

Loxley GTECH Technology Co., Ltd. ***	Thailand	1,470	49	GTECH Global Services Corporation Limited (39%); GTECH Corporation (10%)

Northstar Lottery Group, LLC	Illinois, USA	86,182	80	GTECH Corporation

Northstar New Jersey Holding Company, LLC	New Jersey, USA	103,917	50.15	GTECH Corporation

Northstar New Jersey Lottery Group, LLC	New Jersey, USA	113,786	82.31	Northstar New Jersey Lottery Holding Company, LLC

Northstar SupplyCo New Jersey, LLC	New Jersey, USA	41,073	70	GTECH Corporation

Online Transaction Technologies SARL à Associé Unique	Morocco	33,500	100	GTECH Foreign Holdings Corporation

Orbita Sp. z o.o.	Poland	68	100	GTECH Corporation

Oy GTECH Finland Ab	Finland	8	100	GTECH Corporation

Playyoo SA	Switzerland	16.347	100	GTECH UK Interactive Limited

Probability Games Corporation Limited	U.K.	151.450	100	GTECH UK Interactive Limited

Probability (Gibraltar) Limited	Gibraltar	**	100	GTECH UK Interactive Limited

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Probability Limited	U.K.	35,917.866	199	GTECH UK Interactive Limited

Prodigal Lottery Services, N.V.	Netherlands Antilles	US$10	100	Leeward Islands Lottery Holding Company, Inc.

Retail Display and Service Handlers, LLC	Delaware, USA	**	100	GTECH Corporation

SB Indústria e Comércio Ltda.	Brazil	4,138.646	100	GTECH Corporation (99.99%); GTECH Foreign Holdings Corporation (0.01%)

Siam GTECH Company Limited	Thailand	19.993	99.97	GTECH Corporation

St. Kitts and Nevis Lottery Company, Ltd.	St. Kitts & Nevis	**	100	Leeward Islands Lottery Holding Company, Inc.

Technology Risk Management Services, Inc.	Delaware, USA	**	100	GTECH Corporation

Turkish Lottery Holding B.V. ***	Netherlands	**	40	GTECH Ireland Operations Limited

Turks and Caicos Lottery Company Ltd.	Turks & Caicos	US$50	100	Leeward Islands Lottery Holding Company, Inc.

UTE Logista-GTECH, Law 18/1982, No. 1	Spain	2,000	50	GTECH Global Lottery S.L.

VIA TECH Servicios SpA	Chile	**	100	GTECH Global Services Corporation Limited

VIATEC S.r.l.	Argentina	100	100	GTECH Foreign Holdings Corporation (95%); GTECH Corporation (5%)

Yeonama Holdings Co. Limited ***	Cyprus	1,980.6	30	GTECH Global Services Corporation Limited

Acres Gaming Incorporated	Nevada, USA	US$100	100%	International Game Technology

BringIt, Inc.	Delaware, USA	US$0.1	100%	IGT

Casablanca Gaming Group AB	Sweden	100,000	100%	IGT Interactive (Sweden) AB

Casagaming Holding Ltd	Malta	1,250	100%	Casablanca Gaming Group AB (99%); IGT Interactive (Sweden) AB (1%)

Casagaming Ltd	Malta	1,250	100%	Casagaming Holding Ltd (99%); IGT Interactive (Sweden) AB (1%)

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

Cyberview International, Inc.	Delaware, USA	US$1	100%	IGT

DoubleDown Interactive B.V.	Netherlands	US$24,660	100%	IGT Interactive C.V.

Double Down Interactive LLC	Washington (USA)	***	100%	Internatioinal Game Technology

Eagle Ice AB	Sweden	50,000	100%	International Game Technology

Entraction Holding AB	Sweden	50,000	100%	Eagle Ice AB

Entraction Italia S.r.l.	Italy		85%	IGT Interactive Operation (Malta) Ltd

Entraction Mobile AB	Sweden	105,000	100%	Entraction Holding AB

Gaming Productions Holding Limited	Malta	4,000	100%	Entraction Holding AB (99%); IGT Interactive (Sweden) AB (1%)

IGT	Nevada, USA	US$98,123.52	100%	International Game Technology

IGT (Alderney) Limited	Alderney	10,000	100%	IGT Interactive C.V.

IGT (Alderney 1) Limited	Alderney	10,000	100%	IGT (Alderney) Limited

IGT (Alderney 2) Limited	Alderney	10,000	100%	IGT (Alderney) Limited

IGT (Alderney 4) Limited	Alderney	10,000	100%	IGT (Alderney) Limited

IGT (Alderney 5) Limited	Alderney	10,000	100%	IGT (Alderney) Limited

IGT (Alderney 7) Limited	Alderney	10,000	100%	IGT (Alderney) Limited

I.G.T. - Argentina S.A.	Argentina	29.250	100%	International Game Technology (96.67%); International Game Technology S.R.L. (3.33%)

IGT Asia - Macau, S.A.	Macau	2,500,000	100%	International Game Technology (99.92%); IGT (.04%); IGT International Holdings 1 LLC (.04%)

IGT ASIA PTE. LTD.	Singapore	US$350,000	100%	International Game Technology

IGT Asiatic Development Limited	British Virgin Islands	US$3,600,000	100%	International Game Technology

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

I.G.T. (Australia) Pty Limited	Australia	35,330	100%	International Game Technology

IGT-Canada Inc.	Canada	US$100	100%	International Game Technology

IGT-China, Inc.	Delaware, USA	US$0.1	100%	International Game Technology

IGT do Brasil Ltda.	Brazil	12,178,080.00	100%	IGT (75.97%); International Game Technology (24.03%)

IGT Dutch Holdings 1 LLC	Delaware, USA	***	100%	IGT International Holdings 2 C.V.

IGT Dutch Holdings 2 C.V.	Netherlands	**	100%	IGT International Holdings 2 C.V. (99.999999%); IGT Dutch Holdings 1 LLC (0.000001%)

IGT Dutch Interactive LLC	Delaware, USA	***	100%	IGT Interactive Holdings 2 C.V.

IGT EMEA B.V.	Netherlands	1	100%	IGT-Europe B.V.

IGT Estonia OÜ	Estonia	2,556	100%	IGT Interactive (Malta) Holding Ltd

IGT-Europe B.V.	Netherlands	18,000	100%	International Game Technology

IGT (Gibraltar) Limited	Gibraltar	5,000	100%	IGT Interactive C.V.

IGT Hong Kong Limited	Hong Kong	29,851,000	100%	IGT Asiatic Development Limited

IGT Interactive C.V.	Netherlands	**	100%	IGT (35.827477%); IGT Interactive Holdings 2 C.V. (32.522068%); International Game Technology (31.6504432%); IGT Dutch Interactive LLC (0.000022%)

IGT Interactive Denmark ApS	Denmark	80,000	100%	IGT Interactive (Malta) Holding Ltd

IGT Interactive Emop (Malta) Limited	Malta	1,500	100%	IGT Interactive Investment (Malta) Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive Holdings 1 LLC	Delaware, USA	***	100%	IGT International Investments 2 C.V.

IGT Interactive Holdings 2 C.V.	Netherlands	**	100%	IGT International Investments 2 C.V. (99.999999%); IGT Interactive Holdings 1 LLC (0.000001%)

IGT Interactive, Inc.	Delaware, USA	US$0.1	100%	International Game Technology

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

IGT Interactive Investment (Malta) Holding Limited	Malta	1,500	100%	Entraction Holding AB (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive (Malta) Holding Ltd	Malta	2,000	100%	IGT Interactive (Sweden) AB (99%); Entraction Holding AB (1%)

IGT Interactive Network (Malta) Holding Limited	Malta	1,000	100%	IGT Interactive (Sweden) AB (99%); Entraction Holding AB (1%)

IGT Interactive Network (Malta) Limited	Malta	2,000	100%	IGT Interactive Network (Malta) Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive Operation (Malta) Ltd	Malta	240,000	100%	IGT Interactive (Malta) Holding Ltd (99%); IGT Interactive (Sweden) AB (1%)

IGT Interactive (Sweden) AB	Sweden	2,600,000	100%	Entraction Holding AB

IGT International Holdings 1 LLC	Delaware, USA	***	100%	International Game Technology

IGT International Holdings 2 C.V.	Netherlands	**	100%	International Game Technology (86.168445%); IGT Interactive, Inc. (13.831555%); IGT International Holdings 1 LLC (0.000001%)

IGT International Investments 1 LLC	Delaware, USA	***	100%	IGT Dutch Holdings 2 C.V.

IGT International Investments 2 C.V.	Netherlands	**	100%	IGT Dutch Holdings 2 C.V. (99.999999%); IGT International Investments 1 LLC (0.000001%)

IGT International Treasury B.V.	Netherlands	US$1	100%	International Game Technology

IGT International Treasury Holding LLC	Delaware, USA	***	100%	IGT International Treasury B.V.

IGT-Íslandi ehf. (IGT-Iceland plc)	Iceland	400.000	100%	International Game Technology

IGT Japan K.K.	Japan	10,000,000	100%	IGT International Treasury B.V.

IGT-Latvia SIA	Latvia	284,568.00	100%	International Game Technology

IGT-Mexicana de Juegos, S. de R.L. de C.V.	Mexico	208,172,700	100%	IGT (99.99%); International Game Technology (0.001%)

IGT Synergy Holding Limited	Cayman Islands	1	50%	IGT-China, Inc.

IGT Synergy Holding Ltd	Hong Kong	1	100%	IGT Synergy Holding Limited

Name	Jurisdiction	Share Capital*	Ownership %	Shareholder

IGT Synergy (Hong Kong) Limited	Hong Kong	15,600,000	100%	IGT Synergy Holding Limited

IGT Technology Development (Beijing) Co. Ltd.	China	US$3,600,000	100%	IGT Hong Kong Limited

IGT (UK1) Limited	United Kingdom	1	100%	IGT Interactive, Inc.

IGT (UK2) Limited	United Kingdom	844,900.30	100%	IGT – UK Group Limited

IGT-UK Gaming Limited	United Kingdom	100	100%	IGT – UK Group Limited

IGT - UK Group Limited	United Kingdom	1,000,000	100%	International Game Technology

International Game Technology	Nevada, USA	US$100,010	100%	International Game Technology PLC

International Game Technology-Africa (Pty) Ltd.	South Africa	6,650,000	100%	IGT International Treasury B.V.

International Game Technology España, S.L.	Spain	60,390	100%	IGT-Europe B.V.

International Game Technology (NZ) Limited	New Zealand	10,000	100%	I.G.T. (Australia) Pty Limited

International Game Technology S.R.L.	Peru	155,900	100%	IGT (99.991%); IGT International Holdings 1 LLC (0.009%)

Invest Games S.à r.l.	Luxembourg	93,100	100%	IGT

Magellan Technology Pty Limited	Australia		9.49%	IGT-UK Gaming Limited

Poker Provider Limited	Malta	4,000	100%	Gaming Productions Holding Limited (99%); IGT Interactive (Sweden) AB (1%)

Powerhouse Technologies, Inc.	Delaware, USA	US$10	100%	International Game Technology

Servicios Corporativos y de Administracion, S. de R.L. de C.V.	Mexico	2,936,089	100%	International Game Technology (99.97%); IGT (0.03%)

Surfit i Nacka AB	Sweden	1,633,200	100%	Entraction Holding AB

VLC, Inc.	Montana, USA	US$10.78	100%	Powerhouse Technologies, Inc.

NOTES

Unless otherwise noted, the consolidation method for all subsidiaries listed above is on a line-by-line basis.

*	All Share Capital amounts are stated in local currency amounts unless otherwise indicated, and in thousands.

**	Share Capital is less than €1,000.

***	Companies not consolidated.

****	Share Capital is less than €1,000.

*****	Companies not consolidated.

(1)	GTECH holds a 37% ownership interest in GTECH Czech Republic, LLC, but consolidates this entity as it exercises control.

(2)	GTECH holds an 80% interest in GTECH Latin America, but exercises 100% voting power.

(3)	GTECH holds a 37% ownership interest in GTECH Czech Republic, LLC, but consolidates this entity as it exercises control.

(4)	GTECH holds an 80% interest in GTECH Latin America, but exercises 100% voting power.